SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

BIO SOLUTIONS MANUFACTURING, INC.
(Name of Registrant As Specified In Its Charter)

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Bio Solutions Manufacturing, Inc.
9720 Heatherstone River Court
Estero, Florida
(888) 880-0994

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Estero, Florida
May 14, 2010

This information statement has been mailed on or about May 17, 2010 to the shareholders of record on April 16, 2010 (the “Record Date”) of Bio Solutions Manufacturing, Inc., a Nevada corporation (the “Company”), in connection with certain actions to be taken by the written consent of the shareholders holding a majority of the voting power of the outstanding stock of the Company, on April 19, 2010. The actions to be taken pursuant to the written consent shall be taken on or about June 7, 2010, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,
/s/ David Bennett
President and Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE SHAREHOLDERS, DATED APRIL 19, 2010

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of the shareholders holding a majority of the voting power of the outstanding stock of the Company, dated April 19, 2010, in lieu of a special meeting of the shareholders. Such action will be taken on or about June 7, 2010:

1.	To amend the Company’s Articles of Incorporation to change the name of the Company to Todays Alternative Energy Corporation.

OUTSTANDING SHARES AND VOTING RIGHTS

As of April 16, 2010, the Company's authorized capitalization consisted of 1,000,000,000 shares of Common Stock, of which 26,721,703 shares were issued and outstanding and 10,000,000 shares of Preferred Stock, of which 10,000 shares of Series A Preferred Stock and 86,000 shares of Series B Preferred Stock are issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.  The voting rights of our Common Stock and Series A and B Preferred Stock are described below.  However, because shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of April 16, 2010 have voted in favor of the foregoing proposals by resolution dated April 19, 2010; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other shareholder consents will be solicited in connection with this Information Statement.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders. For the actions described herein, the Series A Preferred Stock vote together with the holders of common stock as a single class. Pursuant to the certificate of designation establishing the Series A Preferred Stock, holders of the Series A Preferred Stock are entitled to vote on all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors.  Holders of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the product of (a) the number of shares of the Series A Preferred Stock held by such holder, (b) the number of issued and outstanding shares of our common stock on a fully diluted basis, as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0002.

           Our Series A Preferred Stock is not convertible. However, we have $1,607,592 on outstanding convertible notes (including accrued interest), convertible into our common stock based on a discount to our market price. As of April 16, 2010, these notes were convertible into 1,607,592,373 shares of our common stock.  Our outstanding Series B Preferred Stock was convertible into 2,866,666 shares of common stock on the record date. In addition, there are no outstanding options and warrants on April 16, 2010. Thus, the Series A Preferred Stock is entitled to 3,274,361,484 votes.

 Our Series B Preferred Stock is convertible at a rate equal to the Per Share Market Values during the ten (1) trading days immediately preceding the date of conversion.  Holders of our Series B Preferred Stock do not have any voting rights.

 Accordingly, there are 3,301,083,187 votes outstanding voting together as a single class. Shareholders of record at the close of business on April 16, 2010, will be entitled to receive this notice and information statement.

 Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on June 7, 2010.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held as of the Record Date by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to shareholders pursuant to the Nevada Revised Statutes.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on April 16, 2010 (the “Record Date”) of certain corporate actions expected to be taken pursuant to the consents or authorizations of shareholders representing a majority of the voting rights of the Company’s outstanding stock.

Shareholders holding a majority of the voting power of the Company's outstanding stock voted in favor of the corporate matters outlined in this Information Statement, which action is expected to take place on or around June 7, 2010, consisting of the approval to file an amendment of the Company’s Articles of Incorporation for the purpose of changing the name of the Company  (the “Proposal”).

Who is Entitled to Notice?

Each outstanding share of Common Stock, Series A Preferred Stock and Series B Preferred Stock, as of record on the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company's outstanding shares of Stock voted in favor of the Proposals.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the outstanding stock, each of whom is entitled to one vote per share.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders. For the actions described herein, the Series A Preferred Stock vote together with the holders of common stock as a single class. Pursuant to the certificate of designation establishing the Series A Preferred Stock, holders of the Series A Preferred Stock are entitled to vote on all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors.  Holders of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the product of (a) the number of shares of the Series A Preferred Stock held by such holder, (b) the number of issued and outstanding shares of our common stock on a fully diluted basis, as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0002. As of the Record Date, 26,721,703 shares of Common Stock were issued and outstanding and 10,000 shares of Series A Preferred Stock were issued and outstanding.  As of the Record Date, the holders of the Series A Preferred Stock are entitled to 3,274,361,484 votes.

What Corporate Matters Will the Shareholders Vote For, and How Will They Vote?

Shareholders holding a majority of the voting power of our outstanding stock have voted in favor of the following Proposals:

1.	TO AUTHORIZE THE FILING OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO : “TODAYS ALTERNATIVE ENERGY CORPORATION”;

What Vote is Required to Approve the Proposals?

The affirmative vote of a majority of the voting power of the shares of our stock outstanding on the Record Date is required for approval of the Proposals. A majority of the voting power of the outstanding shares of stock voted in favor of the Proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of May 14, 2010
•	by each person who is known by us to beneficially own more than 5% of our Common Stock;

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

Name And Address (1)	Number Of Common Shares Beneficially Owned	Percentage Owned (2)	Number Of Series A Preferred Shares Beneficially Owned	Percentage Owned (2)

David S. Bennett	785	*	-	-
Patricia M. Spreitzer	1,000	*	10,000	100%

All directors and officers as a group (2 persons)	1,785	*	10,000	100%

* Less than 1%
(1)	Unless otherwise noted, the address is c/o Bio Solutions Manufacturing, Inc., 9720 Heatherstone River Court, Townhouse 1, Estero, FL 33928.
(2)	Based on 26,755,037 common shares and 10,000 series A preferred shares issued and outstanding on May 14, 2010.

The issuer is not aware of any person who owns of record, or is known to own beneficially, ten percent or more of the outstanding securities of any class of the issuer, other than as set forth above. There are no classes of stock other than common stock issued or outstanding.

There are no current arrangements which will result in a change in control.

ACTION 1

The Company’s Board of Directors unanimously adopted a resolution approving, declaring advisable and recommending to the shareholders for their approval, an amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to “Todays Alternative Energy Corporation”.

The Board of Directors believes the name change would be in the best interest of the Company as the new name better reflects the long-term strategy and identity of the Company. While the “Bio Solutions Manufacturing, Inc.” name has served the Company over time, the Company’s management believes this opportunity presented the right timing to change the Company’s name. Management also believes that the new name effectively conveys the Company’s business direction.

To better reflect our new business direction, our board of Directors and the majority of our shareholders determined that we should change our name to “Todays Alternative Energy Corporation”.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's annual report on Form 10-K for the fiscal year ended October 31, 2009 and quarterly report on Form 10-Q for the quarter ended January 31, 2010, including the financial statements and financial statement schedule information included therein, as filed with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

EXHIBIT INDEX

Exhibit A	Certificate of Amendment to the Articles of Incorporation

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommended approval of the Amendment to the shareholders holding majority of the voting power.

By order of the Board of Directors
May 14, 2010
/s/ David Bennett

David Bennett
President and Chief
Executive Officer

Estero, Florida
 May 14, 2010

EXHIBIT A
CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
BIOSOLUTIONS MANUFACTURING, INC.

The undersigned, being the President and Chief Executive Officer of Bio Solutions Manufacturing, Inc., a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the said corporation as follows:

1. The name of the Corporation (hereinafter referred to as the “Corporation”) is Bio Solutions Manufacturing, Inc.

2. The Articles of Incorporation of the Corporation is hereby amended by replacing Article 1, in its entirety, with the following:

Article 1: Name of Corporation: Todays Alternative Energy Corporation.

3. The amendment of the articles of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and shareholders holding a majority of the voting power of the outstanding shares of Stock of the Corporation in accordance with the provisions of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by David Bennett, its President and Chief Executive Officer, on *.

BIO SOLUTIONS MANUFACTURING, INC.

By:	/s/ David Bennett
David Bennett
President and
Chief Executive Officer